Trade and other payables	12 Months Ended
Dec. 31, 2025
Trade and other payables
Trade and other payables

18 Trade and other payables

(€ million)	December 31, 2025	December 31, 2024
Trade payables	13,901	15,170
Down payments and advances from joint ventures in exploration & production activities	714	767
Payables for purchase of non-current assets	1,666	1,939
Payables due to partners in exploration & production activities	1,114	1,377
Other payables	2,866	2,839
	20,261	22,092

The decrease in trade payables of €1,269 million referred to Global Gas & LNG Portfolio business line for €1,929 million following lower gas purchases and, on the increase, to the Enilive business line for €374 million.

Trade payables include debts under credit letters with payment terms aligned with commercial ones and with fixed commissions.

Other payables included: (i) payables to factoring companies in relation to the derecognition of Eni's tax credits for €1,322 million (€1,129 million at December 31, 2024); (ii) payroll payables for €260 million (€268 million at December 31, 2024); (iii) payables for social security contributions for €124 million (€120 million at December 31, 2024).

Trade and other payables were denominated in euro for €10,937 million and in U.S. dollar for €8,994 million (€11,487 million and €10,047 million at December 31, 2024, respectively), with a carrying amount substantially aligned with fair value.

Trade and other payables due to related parties are described in note 36 – Transactions with related parties.